Effective immediately, the sub-section entitled “Sales Charges” in Appendix E entitled “Sales Charges and Distribution Plan Payments” is hereby restated in its entirety as follows:

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
May 31, 2010	$1,894,474	$288,277	$1,606,197	$3,822	$233,958	$34,956
May 31, 2009	$950,066	$142,432	$807,634	$4,183	$402,820	$102,189
May 31, 2008	$3,411,971	$514,006	$2,897,965	$4,734	$314,351	$114,432

	Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares
May 31, 2010	$18,408	$2,868	$15,540	N/A	$116	$0
May 31, 2009	$8,800	$1,250	$7,550	N/A	$55	$8
May 31, 2008	$13,581	$1,966	$11,615	N/A	$63	$11